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                              EMPLOYMENT AGREEMENT


     AGREEMENT by and between PEROT SYSTEMS CORPORATION, a Delaware corporation (the "Company"), and JEFF RENZI ("Associate"), dated as of the 14th day of March 2003.

     1. Employment Period. Associate's employment hereunder shall commence on April 7, 2003 (the "Commencement Date") and shall continue until Associate's employment terminates pursuant to this Agreement (the "Employment Period").

     2. Position and Duties.

          (a) Associate agrees to serve as the Vice President for Worldwide Sales and Marketing for the Company and perform such duties, which shall not be inconsistent with his position as Vice President , as are assigned to him from time to time.

          (b) During the Employment Period, and excluding any periods of vacation, holiday, personal leave and sick leave to which Associate is entitled, the Associate agrees to serve the Company faithfully and to the best of his ability and to devote the Associate's full business time, attention and efforts to the business and affairs of the Company.

          (c) Associate's primary office shall be located in Perot Systems offices in Plano, Texas.

     3. Compensation.

          (a) Base Salary. As his initial base compensation for all services he renders under this Agreement, Associate shall receive an annualized base salary ("Annual Base Salary") of $250,000. The Annual Base Salary shall be paid in accordance with the Company's normal payroll procedures and practices. The Annual Base Salary shall be reviewed, at least annually, and adjusted (upward only) in the sole discretion of the Company.

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          (b) Incentive Compensation. Associate shall be eligible to participate in the annual incentive plan according to applicable corporate and/or individual targets and goals. Such bonus shall nevertheless be payable in the sole discretion of the Company and shall be paid only if Associate is employed on the payment date. Associate's target incentive compensation shall be not less than one hundred percent (100%) of the Annual Base Salary ("Target Incentive"). The maximum amount of any annual incentive plan award shall be two times the Base Salary.

          (c) Signing Bonus. Associate will receive a signing bonus of forty thousand dollars ($40,000) paid on or before 30 days after the Commencement Date.

          (d) Guaranteed Bonus. For the first calendar year the guaranteed minimum bonus shall be seventy-five thousand dollars ($75,000) and such sum shall be paid at the same time as bonuses are normally paid to senior executives, provided Associate is employed by the Company on the date of payment.

          (e) Benefit Plans. During the Employment Period, Associate shall be entitled to participate in the employee benefits and perquisites offered generally by the Company.

          (f) Stock Options. As a long-term incentive, the Company will grant to Associate an option, vesting over five years, to purchase 75,000 shares of the Company's common stock with an exercise price equal to the fair market value of the stock on the Commencement Date pursuant to and in accordance with the terms of the Company's standard stock option agreement under the Company's 2001 Long-Term Incentive Plan (the "Plan", copies of the Plan and form agreement are attached as Exhibit A).

          (g) In each of the first two years following the year of the Commencement Date, the Company anticipates that it will award Associate, if Associate meets the criteria established by the Company, an additional stock option ("Merit Option") to purchase a total of 10,000 shares of Company stock, but whether the Merit Option is awarded is in the sole discretion of the Company. The Merit Option would vest over 5 years and will

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     be pursuant to and in accordance with a stock option agreement as determined by the Company and the Plan or a successor plan.

          (h) Expenses. During the Employment Period, Associate shall be entitled to reimbursement for all reasonable business expenses he incurs in carrying out his duties under this Agreement in accordance with the policies and practices of the Company.

     4. Termination of Employment. Associate's employment under this Agreement may be terminated during the Employment Period as described in this Section 4.

          (a) Death or Disability. Associate's employment shall terminate automatically upon Associate's death. Associate's employment shall terminate for "Disability" if Associate, due to illness or physical or mental incapacity, is unable to perform the duties of Associate's position under this Agreement for a period of six (6) consecutive months.

          (b) Termination By the Company. The Company may terminate Associate's employment at any time for Cause or without Cause. For purposes of this Agreement, "Cause" shall mean Associate's (i) conviction of or plea of nolo contendre to a felony or to any crime involving moral turpitude; (ii) willful misconduct that causes, or creates a significant risk of, substantial injury to the Company; (iii) repeated failure to undertake communicated directives on substantial business matters issued through written instruction to do so; and (iv) any willful breach of this Agreement that causes or creates a significant risk of substantial injury to the Company.

          (c) Termination By the Associate. Associate may terminate his employment for Good Reason or without Good Reason. "Good Reason" will exist in the event that the Company, without curing after notice provided in the next sentence or without Associate's written consent: (i) institutes a material adverse change in Associate's title or in the duties assigned to Associate; (ii) requires Associate to relocate his principal residence to a location other than the Dallas metropolitan area; (iii) reduces the amount of

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     Associate's salary; or (iv) substantially fails to comply with the provisions of this Agreement. Associate shall have Good Reason to terminate his employment if (i) within forty-five (45) days following Associate's actual knowledge of the event which Associate determines constitutes Good Reason, he notifies the Company in writing that he has determined a Good Reason exists and specifies the event creating Good Reason, and (ii) following receipt of such notice, the Company fails to remedy such event within forty-five (45) days.

          (d) Date of Termination. "Date of Termination" means (i) if Associate's employment is terminated by the Company (other than for death or Disability) or by Associate the day after the mailing or otherwise providing the notice of termination or (ii) if Associate's employment terminates by reason of death, the date of death of Associate, or if by reason of Disability, the date of the determination of Disability by the Company as set forth in Section 4(a).

     5. Compensation and Payments upon Termination.

          (a) Without Cause; Good Reason. Subject to Section 6, if, during the Employment Period, the Company terminates Associate's employment without Cause, or if Associate terminates employment for Good Reason, or if Associate's employment is terminated by Disability, then the Associate shall be entitled to receive the following severance benefits for termination occurring during the first twelve (12) months of this agreement:

               (i) payment of an amount which is 50% of the sum of the Associate's then Annual Base Salary for the current fiscal year, less all required withholding and deductions, to be paid in one lump cash sum; and

               (ii) payment of the Associate's Annual Base Salary earned through the Date of Termination, and any Incentive Plan incentive earned and due, but not yet paid, less all required withholding and deductions, to be pain in one lump cash sum.

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          The Associate shall also receive for such termination other benefits and perquisites to be paid or provided to the Associate in accordance with generally applicable plans and programs of the Company.

          (b) Cause; Without Good Reason. If Associate's employment is terminated by the Company for Cause or Associate voluntarily terminates his employment without Good Reason, or Associate dies while an employee, the Company shall pay to Associate (or his estate) any Annual Base Salary earned through the Date of Termination. The Company shall have no further obligations under this Agreement.

     6. Confidential Information. Associate acknowledges that Associate will receive confidential information and training from Company, its affiliates, customers and suppliers because of Associate's relationship of mutual confidence and trust. This confidential information will include all business, financial and technical information, including information that Associate develops, relating to the business activities, products or services of Company, its customers or suppliers, whether or not such information is identified as confidential. Confidential information does not include any information that Company approves for unrestricted public disclosure or is otherwise in the public domain. Associate agrees not to disclose or use, and will take reasonable precautions to prevent the disclosure or use of, any of this confidential information, except in the good faith performance of Associate's duties, or as required by law, and Associate agrees to return all confidential information to Company at its request.

     7. Proprietary Rights. All copyrights, patent rights and other intellectual property rights in and to all works of authorship, including software programs, and inventions that Associate produces, working alone or jointly with others, while employed by Company, together with all related ideas, know-how and techniques will be owned solely by Company, except for


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works of authorship or inventions that both (i) Associate develops on
Associate's own time without using Company's resources or confidential information, and (ii) does not relate to Associate's work for the Company or the Company's business or actual or demonstrably anticipated research or development. Associate agrees to disclose and assign to the Company, and waive (to the maximum extent permitted by law) all moral or similar rights in, all such works of authorship and inventions, and will sign, without additional compensation, all necessary documents and otherwise assist the Company, at its expense, to register and enforce all copyrights, patents and other intellectual property rights. Associate appoints the Company as Associate's attorney-in-fact for the sole purpose of executing all necessary documents relating to the registration or enforcement of the Company's copyrights, patents and other intellectual property rights. The Company can waive its rights in any work of authorship or invention only through a written instrument signed by an officer of the Company after Associate has fully disclosed in writing the existence and nature of that work of authorship or invention.


     8. No Competition. Because of Associate's access to Confidential Information, for one year after Associate's employment by the Company ends for any reason, Associate agrees not to solicit or perform services as an employee, independent contractor or otherwise, for any person (including any affiliates or subsidiaries of that person) that is or was a customer or prospect of Company during the one (1) year period prior to that date if Associate solicited business from or performed services for that customer or prospect while employed by Company. If a court finds this paragraph to be unreasonable, then this paragraph will be amended to provide the broadest scope of protection to Company that such court will allow.


     9. No Solicitation. For one year after Associate's employment with the Company ends, for any reason, Associate agrees not to recruit, hire or help anyone to recruit or hire anyone who was an employee of the Company or any of its customers within the six months before

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Associate's employment by the Company ended. The parties agree that this paragraph shall not be violated by the general advertising for employees or the hiring of employees by institutions with which Associate is employed so long as he is not involved in recruiting, soliciting or the inducing of any employee to leave the Company and joining any entity to which Employee is employed. If a court finds this paragraph to be unreasonable, then this paragraph will be amended to provide the broadest scope of protection to Company that such court will allow.

     10. Outside Activities. Associate shall not serve on any Board of Directors (other than a non-profit Board) without obtaining the consent of the Company. Associate represents to the best of his knowledge and belief that the performance of Associate's duties will not violate any obligations that Associate has to any former employer or other person.

     11. Policies. As an employee of the Employer, Associate agrees to read, review, and comply with all written policies of Company, including its Standards and Ethical Principles and all other policies published on The Real Time Associate Network (TRAIN).

     12. Notice. Any notice, demand or request required or permitted to be given or made under this Agreement will be in writing and will be deemed given or made when delivered in person, when sent by United States registered or certified mail, or postage prepaid, or when telecopied to a party at its address or telecopy number specified below:

        If to the Company:

        Perot Systems Corporation
        Attention: Chief Executive Officer
        2300 Plano Parkway
        Plano, Texas 75075

        Telecopy number:  (972) 577-6109


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        With a copy to:

        Perot Systems Corporation
        Attention:  General Counsel
        2300 Plano Parkway
        Plano, Texas 75075
        Telecopy number: (972) 577-6085

        If to Employee:

        Jeff Renzi

        ----------

        ----------

     The parties to this Agreement may change their addresses for notice in the manner provided above.

     13. RETURN OF PROPERTY/OFFSETS. AT THE END OF ASSOCIATE'S EMPLOYMENT, ASSOCIATE WILL PROMPTLY RETURN ALL THE COMPANY'S PROPERTY AND CONFIDENTIAL INFORMATION TO THE COMPANY. ASSOCIATE AUTHORIZES COMPANY TO OFFSET, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AMOUNTS THAT ASSOCIATE OWES COMPANY AGAINST, AND TO WITHHOLD SUCH AMOUNTS FROM, ANY AMOUNTS, INCLUDING SALARY, BONUSES, COMMISSIONS AND EXPENSE REIMBURSEMENTS, COMPANY OWES ASSOCIATE.

     14. Severability. The paragraphs and provisions of this Agreement shall be considered severable and the invalidity of all, or any paragraph or provision, shall not render invalid or impair the binding nature and effect of any other paragraph or provision contained herein. In addition, it is agreed that any court of competent jurisdiction may modify any unlawful provision of this Agreement in order to make the provision valid, reasonable, and enforceable.


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     15. Counterparts. This Agreement may be executed in counterparts, all of which together will constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     16. Inventions; Developments. Associate agrees to notify the Company of any discovery, invention, innovation, or improvement which is related to the Business (collectively called "Developments") conceived or developed by Associate during the term of the Associate's employment. All Developments, including but not limited to, all written documents pertaining thereto, will be the exclusive property of the Company, as the case may be, and will be considered Confidential Information subject to the terms of this Agreement. Associate agrees that when appropriate, and upon written request of the Company, as the case may be, Associate will acknowledge that Developments are "works for hire" and will file for patents or copyrights with regard to any or all Developments and will sign documentation necessary to evidence ownership of Developments in the Company or the Parent, as the case may be.

     17. ELECTRONIC FUNDS TRANSFERS. ASSOCIATE AGREES TO DESIGNATE A CHECKING OR OTHER BANK ACCOUNT TO ALLOW COMPANY AND ITS AFFILIATES AND AGENTS, AND TO EXECUTE SUCH DOCUMENTS AS MAY BE NECESSARY TO AUTHORIZE COMPANY AND ITS AFFILIATES AND AGENTS, TO INITIATE (a) DIRECT DEPOSITS (CREDIT ENTRIES) TO SUCH ACCOUNT FOR ALL PAYROLL, EXPENSE REIMBURSEMENT AND OTHER AMOUNTS PAYABLE TO ASSOCIATE BY THE COMPANY, AND (b) WITHDRAWALS (DEBIT ENTRIES) FROM SUCH ACCOUNT TO CORRECT ERRONEOUS CREDIT ENTRIES OR TO COLLECT AMOUNTS PAYABLE BY ASSOCIATE TO COMPANY.

     18. ELECTRONIC NOTICES AND SIGNATURES. ASSOCIATE AGREES TO RECEIVE DELIVERY OF ALL

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FUTURE NOTICES AND OTHER COMMUNICATIONS RELATING TO ASSOCIATE'S EMPLOYMENT AND
BENEFITS VIA E-MAIL AT THE ADDRESS ASSIGNED TO ASSOCIATE BY COMPANY, THROUGH PUBLICATION ON TRAIN OR IN A LOCATION TO WHICH ASSOCIATE HAS ACCESS AND IS DIRECTED BY E-MAIL OR BY COMPARABLE ELECTRONIC MEANS. ASSOCIATE AUTHORIZES THE COMPANY AND ITS AFFILIATES (a) TO ACCEPT ASSOCIATE'S ELECTRONIC SIGNATURE AS BINDING AND FINAL ON ALL FORMS OR AGREEMENTS RELATING TO ASSOCIATE'S EMPLOYMENT, ASSOCIATE'S HEALTH, WELFARE OR INSURANCE BENEFITS, ASSOCIATE'S EXPENSE REPORTS, AND ASSOCIATE'S PARTICIPATION IN ANY STOCK OPTION, STOCK PURCHASE OR OTHER EQUITY INCENTIVE PLAN (INCLUDING ANY STOCK OPTION AGREEMENT AND ANY ENROLLMENT OR WITHDRAWAL FORMS), AND (b) TO PROCESS ALL EMPLOYMENT-RELATED TRANSACTIONS OR ANY OTHER ELECTRONIC SUBMISSION INITIATED USING AN ELECTRONIC SIGNATURE PROCESS. ASSOCIATE'S ELECTRONIC SIGNATURE MAY BE REPRESENTED BY ACTIVATING, THROUGH ANY SYSTEM OR NETWORK THAT IS PROTECTED BY A PASSWORD OR OTHER INDIVIDUAL IDENTITY SECURITY METHOD, (1) AN ELECTRONIC "PUSH-BUTTON" DISPLAYED ON TRAIN, (2) AN INTERACTIVE VOICE RESPONSE SYSTEM, OR (3) ANY COMPARABLE CONDUCT OR ELECTRONIC PROCESS OR MECHANISM REASONABLY OR COMMONLY UNDERSTOOD TO REPRESENT A MEANS OF ACKNOWLEDGEMENT OR ASSENT. WITHIN 10 BUSINESS DAYS AFTER ISSUING ASSOCIATE'S ELECTRONIC SIGNATURE ASSOCIATE MAY REQUEST AND RECEIVE FROM COMPANY A PAPER OR ELECTRONIC CONFIRMATION THAT ASSOCIATE'S ELECTRONIC SIGNATURE HAS BEEN RECEIVED. ASSOCIATE AGREES THAT IT IS ASSOCIATE'S RESPONSIBILITY TO USE, PROTECT AND UPDATE ASSOCIATE'S PASSWORD OR OTHER INDIVIDUAL IDENTITY SECURITY METHOD USED FOR ELECTRONIC SIGNATURE PURPOSES.

     19. GOVERNING LAW AND VENUE. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY RULES OF CONFLICTS OF LAW. ANY LEGAL ACTION RELATING TO CLAIMS, INCLUDING ANY STATUTORY CLAIMS, ARISING OUT OF OR RELATING TO ASSOCIATE'S

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EMPLOYMENT SHALL BE BROUGHT ONLY IN A COURT OF COMPETENT JURISDICTION IN DALLAS,
TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF
TEXAS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO SUBMIT TO THE PERSONAL JURISDICTION OF SUCH COURTS AND WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN SUCH COURTS. NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR PUNITIVE DAMAGES FOR ANY SUCH CLAIMS AND ASSOCIATE HEREBY WAIVES ANY CLAIMS AGAINST COMPANY FOR SUCH DAMAGES. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO WAIVE ANY RIGHT TO A JURY TRIAL AND AGREE THAT ANY ISSUES BETWEEN THEM MAY BE DECIDED BY A JUDGE WITHOUT A JURY.

     20. Continuing Obligations. Associate agrees that Associate's obligations with respect to confidential information, proprietary rights, non-competition and non-solicitation will continue after Associate's employment with Company ends to the extend provided herein (one year after termination of employment). Associate also agrees that Associate's breach of any of these obligations will cause irreparable injury for which there are no adequate remedies at law and that Company will be entitled to equitable relief in addition to all other remedies that may be available.

     21. Entire Agreement. This Agreement represents the entire agreement of the parties. It supersedes any prior discussions, promises, or agreements on these subjects. It cannot be changed except in writing signed by an officer of the Company and Associate.

     22. Miscellaneous. The captions of the Agreement are not part of the provisions hereof and shall have no force or effect.


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     IN WITNESS WHEREOF, Associate has hereunto set Associate's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

Perot Systems Corporation               Jeff Renzi

By: /s/ Brian T. Maloney                Signed: /s/ JEFF RENZI
    --------------------                        ---------------

Name: Brian T. Maloney
      ------------------

Date: March 26, 2003                    Date: March 14, 2003
      ------------------                      --------------


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